Exhibit 99.1
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                         Form 4 Joint Filer Information



Name:       Kim A. Lewis Survivors Trust, u/t/a dated 9/24/1991

Address:    630 Butte Falls Highway
            Prospect, OR  97536

Designated Filer:          Kim Lewis Marshall

Issuer & Ticker Symbol:    Meadow Valley Corp (MVCO)

Date of Event:             06/09/03




Signature:  /s/  Kim Lewis Marshall, as Trustee
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